Second Quarter FY 26 Results November 6, 2025 Exhibit 99.2

S E C O N D Q U A R T E R F Y 2 6 R E S U L T S Safe Harbor Disclosure This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, organic revenue growth, diluted adjusted EPS, and free cash flow; the Company’s ability to execute on its brand-building strategy and to maximize shareholder value; the Company’s capital allocation strategy and optionality; the timing of closing of the Pillar5 acquisition; and the Company’s ability to, and timing to, obtain adequate supply of Clear Eyes inventory. Words such as “anticipate,” “continue,” “expect,” “enable,” “outlook,” “can,” “will,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the ability to meet the Pillar5 closing conditions, the ability to rapidly increase the supply of Clear Eyes from Pillar5 and other suppliers; the ability of the Company’s manufacturing operations and third party manufacturers and logistics providers and suppliers to meet demand for its other products and to avoid inflationary cost increases and supply disruption; the impact of economic and business conditions; consumer trends; competitive pressures; the impact of the Company’s advertising and promotional and new product development initiatives; customer inventory management initiatives; the ability to pass along rising costs to customers without impacting sales; fluctuating foreign exchange rates; evolving U.S. and international tariffs; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2025. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule and in our November 6, 2025 earnings release in the “About Non-GAAP Financial Measures” section. We have italicized our trademarks and trade names, which are the property of the Company or its subsidiaries, when they appear in this presentation.

S E C O N D Q U A R T E R F Y 2 6 R E S U L T S Agenda for Today’s Discussion I. Performance Update II. Financial Overview III. FY 26 Outlook 3

S E C O N D Q U A R T E R F Y 2 6 R E S U L T S I. Performance Update

Q2 FY 26 Performance Update

Q2 FY 26 Sales Drivers

- Quarterly Revenue of $274.1 million
- Revenue better than forecast, due to *Clear Eyes* supply timing and retail order timing
- eCommerce sales continue to benefit from long-term investments

Superior Earnings and FCF

- Gross Margin of 55.3%, as expected and approximately flat to prior year
- Adjusted Diluted EPS(2) of $1.07 vs. $1.09 prior year, ahead of expectations
- Free Cash Flow(2) year to date of $134 million, up 10% vs. prior year

Disciplined Capital Allocation

- Leverage of 2.4x(3) continues to enable capital allocation optionality
- Opportunistic share repurchases in Q2 of $75 million
- Optimal capital allocation levers remain unchanged

Prestige Consumer HEALTHCARE
SECOND QUARTER FY 26 RESULTS
5

Brand-Building through Iconic Campaigns

DenTek

Dental Guards – A Strategic Focus Area



Private label
#2 brand
Others
DenTek

50%+ Market Share*



- Investment in attractive guards category has led to 50%+ market share
- Guards now represent the largest portion of DenTek's revenue

Agile Marketing Playbook Accelerating Growth



DenTek
ULTIMATE FANTASY FOOTBALL PUNISHMENT



DenTek
FANTASY GUARDS
amazon
DRAFT KINGS
yahoo! sports
USA TODAY
Social Media & Influencers
National TV
Sponsored Brand Video & Ads
Podcasts
Sponsorship
PR & Earned Media

1+ Billion — *Estimated Impressions*

5+ Pts — *Guards Market Share Point Increase**

- Awareness driven by high-impact omnichannel activations
- Culturally relevant storytelling driving brand visibility and engagement

"Fantasy Guards" Campaign Fueling Category Growth via Time-Tested Brand-Building

* Circana MULO+ 4 weeks ended 10/5/25

Prestige Consumer HEALTHCARE
SECOND QUARTER FY 26 RESULTS
6

S E C O N D Q U A R T E R F Y 2 6 R E S U L T S II. Financial Overview

S E C O N D Q U A R T E R F Y 2 6 R E S U L T S Q2 FY 26 Performance Highlights Q2 FY 26 Q2 FY 25 Dollar values in millions, except per share data. $274.1 $86.8 $1.07 $283.8 $91.9 $1.09 Revenue EBITDA Adj. Diluted EPS (3.4%) (5.5%) (1.8%) Revenue of $274.1 million, down 3.3% vs. prior year excluding foreign currency(1) Adjusted Diluted EPS(2) of $1.07 down 1.8% vs. prior year EBITDA(2) of $86.8 million vs. $91.9 million prior year 8 (2) (2)

S E C O N D Q U A R T E R F Y 2 6 R E S U L T S 3 Months Ended 1H Comments FY 26 Second Quarter and 1H Consolidated Financial Summary ◼ Organic Revenue(1) down 4.8% vs. prior year – Sales declines due to Clear Eyes supply constraints, retail order timing – International segment up ~3% excluding foreign currency(1) – Double-digit consumption growth in eCommerce ◼ Gross Margin of 55.7%, as expected ◼ A&M of 14.1% of Revenue, as expected ◼ G&A of 10.8% of Revenue, as expected ◼ Adjusted Diluted EPS(2) up vs. prior year due to higher gross margin and lower interest expense Dollar values in millions, except per share data; 9 6 Months Ended Q2 FY 26 Q2 FY 25 % Chg 1H FY 26 1H FY 25 % Chg Total Revenue 274.1$ 283.8$ (3.4%) 523.6$ 550.9$ (5.0%) Gross Profit 151.6 157.4 (3.7%) 291.9 303.4 (3.8%) % Margin 55.3% 55.5% 55.7% 55.1% A&M 38.7 41.4 (6.5%) 73.6 80.8 (8.9%) % Total Revenue 14.1% 14.6% 14.1% 14.7% G&A 28.0 26.1 7.3% 56.5 55.0 2.7% % Total Revenue 10.2% 9.2% 10.8% 10.0% D&A (ex. COGS D&A) 5.2 5.6 (7.1%) 10.4 11.3 (8.0%) Operating Income 79.7$ 84.3$ (5.5%) 151.4$ 156.3$ (3.1%) % Margin 29.1% 29.7% 28.9% 28.4% Adj. Earnings Per Share (2) 1.07$ 1.09$ (1.8%) 2.02$ 1.98$ 2.0% EBITDA (2) 86.8$ 91.9$ (5.5%) 166.5$ 171.5$ (3.0%) % Margin 31.7% 32.4% 31.8% 31.1%

Industry Leading Free Cash Flow Trends

Free Cash Flow(2)


Q2 FY 26
Q2 FY 25
1H FY 26
1H FY 25
$55.4
$67.8
$133.6
$121.4
Free Cash Flow
Free Cash Flow

Dollar values in millions

Comments

- Total 1H Free Cash Flow(2) of $133.6 million up 10% vs. prior year
  - Full-year free cash flow outlook(5) of $245 million or more unchanged
  - Strong business attributes continue to drive Free Cash Flow
- Net Debt at September 30 of $0.9 billion(2); leverage ratio(3) of 2.4x at end of Q2
- Repurchased ~ 1.6 million shares in 1H for ~ $110 million, $75 million of which in Q2
- Still anticipate PIllar5 close in Q3 for ~$100 million

Prestige Consumer HEALTHCARE
SECOND QUARTER FY 26 RESULTS
10

S E C O N D Q U A R T E R F Y 2 6 R E S U L T S III. FY 26 Outlook

FY 26 Outlook

Top Line Trends

- Benefitting from well-diversified portfolio and brand-building playbook
- Revenues of $1,100 to $1,115 million
  - Expected organic revenue down approximately (1.5%) to (3.0%)
  - Continue to anticipate higher *Clear Eyes* shipments in 2H via strategic actions

EPS

- Adjusted Diluted EPS[4] of $4.54 to $4.58
- Expect earnings growth to reaccelerate as revenue improves

Free Cash Flow & Allocation

- Free Cash Flow[5] of $245 million or more unchanged
- Capital allocation decisions focused on maximizing shareholder value

PrestigeConsumer HEALTHCARE
SECOND QUARTER FY 26 RESULTS
12

S E C O N D Q U A R T E R F Y 2 6 R E S U L T S Q&A

S E C O N D Q U A R T E R F Y 2 6 R E S U L T S Appendix (1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measures in the attached Reconciliation Schedules and / or our earnings release dated November 6, 2025 in the “About Non-GAAP Financial Measures” section. (2) EBITDA & EBITDA Margin, Adjusted Diluted EPS, Free Cash Flow, and Net Debt are Non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release dated November 6, 2025 in the “About Non GAAP Financial Measures” section. (3) Leverage ratio reflects covenant defined Net Debt / EBITDA. (4) Adjusted Diluted EPS for FY 26 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Diluted EPS in the attached Reconciliation Schedules and/or in our earnings release dated November 6, 2025 in the “About Non-GAAP Financial Measures” section and is calculated based on projected GAAP Diluted EPS adjusted for certain discrete tax items. (5) Free Cash Flow for FY 26 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our earnings release dated November 6, 2025 in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures. 14

S E C O N D Q U A R T E R F Y 2 6 R E S U L T S EBITDA and EBITDA Margin 15 Reconciliation Schedules Organic Revenue Change Three Months Ended September 30, Six Months Ended September 30, 2025 2024 2025 2024 (In Thousands) GAAP Total Revenues 274,114$ 283,785$ 523,644$ 550,927$ Revenue Change (3.4%) (5.0%) Adjustments: Impact of foreign currency exchange rates - (370) - (1,040) Total adjustments -$ (370)$ -$ (1,040)$ Non-GAAP Organic Revenues 274,114$ 283,415$ 523,644$ 549,887$ Non-GAAP Organic Revenue Change (3.3%) (4.8%) Three Months Ended September 30, Six Months Ended September 30, 2025 2024 2025 2024 (In Thousands) GAAP Net Income 42,211$ 54,377$ 89,677$ 103,445$ Interest expense, net 10,036 12,281 20,239 25,418 Provision for income taxes 26,922 17,286 41,233 26,631 Depreciation and amortization 7,663 7,929 15,329 16,053 Non-GAAP EBITDA 86,832$ 91,873$ 166,478$ 171,547$ Non-GAAP EBITDA Margin 31.7% 32.4% 31.8% 31.1%

Reconciliation Schedules (continued)

Adjusted Diluted EPS

	Three Months Ended September 30,				Six Months Ended September 30,			
	2025		2024		2025		2024	
	Net Income	Adjusted EPS	Net Income	Adjusted EPS	Net Income	Adjusted EPS	Net Income	Adjusted EPS
(In Thousands, except per share data)								
GAAP Net Income and Diluted EPS	$ 42,211	$ 0.86	$ 54,377	$ 1.09	$ 89,677	$ 1.81	$ 103,445	$ 2.06
Adjustments:								
Normalized tax rate adjustment[(a)]	10,261	0.21			2,236	0.21	1,983	(0.08)
Total Adjustments	**10,261**	**0.21**	**-**	**-**	**2,236**	**0.21**	**1,983**	**(0.08)**
Non-GAAP Adjusted Net Income and Adjusted Diluted EPS	**$ 52,472**	**$ 1.07**	**$ 54,377**	**$ 1.09**	**$ 91,913**	**$ 2.02**	**$ 105,428**	**$ 1.98**

(a) Income tax adjustment to adjust for discrete income tax items.

Free Cash Flow

	Three Months Ended September 30,		Six Months Ended September 30,	
	2025	2024	2025	2024
(In Thousands)				
GAAP Net Income	$ 42,211	$ 54,377	$ 89,677	$ 103,445
Adjustments:				
Adjustments to reconcile net income to net cash provided by operating activities	29,324	16,045	48,888	30,371
Changes in operating assets and liabilities	(14,049)	(622)	(2,066)	(9,240)
Total adjustments	15,275	15,423	46,822	21,131
GAAP Net cash provided by operating activities	57,486	69,800	136,499	124,576
Purchases of property and equipment	(2,102)	(2,027)	(2,940)	(3,179)
Non-GAAP Free Cash Flow	**$ 55,384**	**$ 67,773**	**$ 133,559**	**$ 121,397**

Prestige Consumer HEALTHCARE
SECOND QUARTER FY 26 RESULTS
16

S E C O N D Q U A R T E R F Y 2 6 R E S U L T S Projected Free Cash Flow 17 Reconciliation Schedules (continued) Projected Adjusted Diluted EPS (In millions)Projected FY 26 GAAP Net Cash provided by operating activities 255$ Additions to property and equipment for cash (10) Projected FY 26 Non-GAAP Free Cash Flow 245$ Low High Projected FY'26 GAAP Diluted EPS 4.33$ 4.37$ Adjustments: Normalized tax rate adjustment (a) 0.21 0.21 Projected FY'26 Non-GAAP Adjusted Diluted EPS 4.54$ 4.58$ (a) Income tax adjustment to adjust for discrete income tax items.

P C H C O N F I D E N T I A L A N D P R O P R I E T A R Y I N F O R M A T I O N